FEDERATED NEW ECONOMY FUND
A PORTFOLIO OF FEDERATED EQUITY FUNDS
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 2000
On page 2 of the prospectus please delete the fee table in its entirety and replace with the following:

 WHAT ARE THE FUND'S FEES AND EXPENSES?
 FEDERATED NEW ECONOMY FUND

 FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund's Class A Shares, Class B Shares and Class C Shares.

SHAREHOLDER FEES                       CLASS CLASS CLASS
                                       A     B     C
FEES PAID DIRECTLY FROM YOUR
INVESTMENT

Maximum Sales Charge (Load) Imposed    5.50% None  None
on Purchases (asapercentageofoffering
price)
Maximum Deferred Sales Charge (Load) 0.00% 5.50% 1.00% (as a percentage of original purchase price or redemption proceeds, as applicable) Maximum Sales Charge (Load) Imposed None None None on Reinvested Dividends (and other Distributions) (as a percentage of offering price) Redemption Fee (as a percentage of None None None amount redeemed, if applicable) Exchange Fee None None None

ANNUAL FUND OPERATING EXPENSES

(BEFOREREIMBURSEMENTS/WAIVERS)1

EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
(ASAPERCENTAGEOFAVERAGENET ASSETS)
Management Fee2                        1.25% 1.25% 1.25%
Distribution (12b-1) Fee3              0.25% 0.75% 0.75%
Shareholder Services Fee               0.25% 0.25% 0.25%
Other Expenses4                        3.55% 3.55% 3.55%
Total Annual Fund Operating Expenses   5.05% 5.80%55.80%
1Although not contractually obligated to do so, the Adviser will waive and reimburse certain amounts. These are shown below along with the net expenses the Fund EXPECTS TO PAY for the fiscal year ending October31, 2001.

Total Reimbursement and Waiver of      3.30% 3.30% 3.30%
  Fund Expenses
Total Actual Annual Fund Operating     1.75% 2.50% 2.50%
  Expenses (after reimbursements
  andwaivers)

2 The Adviser expects to voluntarily waive the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending October 31, 2001.

3 Class A Shares has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending October 31, 2001.

4 The Adviser expects to voluntarily reimburse other operating expenses of the Fund. The Adviser can terminate this anticipated voluntary reimbursement at any time. The other operating expenses paid by the Fund (after the anticipated voluntary reimbursement) is expected to be 1.50% for the fiscal year ending October 31, 2001.

5 Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years afterpurchase.

                                                                January 31, 2001

CUSIP 314172776

CUSIP 314172768

CUSIP 314172750

26138 (1/01)

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